SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2002

                                      CWA

                                  (Depositor)

         (Issuer in respect of Asset-Backed Securities, Series 2002-S1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                            Asset-Backed Securities
                                 Series 2002-S1

On September 25, 2002, The Bank of New York, as Trustee for CWA, Asset-Backed Securities Series 2002-S1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2002, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, Asset-Backed Securities Series 2002-S1 relating to the distribution date of September 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of April 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2002


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2002


                             Payment Date: 09/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2002-S1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        260,994,420.70    1.960000%    23,052,268.04    426,290.89   23,478,558.93       0.00       0.00
                        A2A        63,128,728.94    4.670000%     2,484,463.07    245,675.97    2,730,139.04       0.00       0.00
                        A2B        70,600,000.00    5.151000%             0.00    303,050.50      303,050.50       0.00       0.00
                        A3         49,900,000.00    5.877000%             0.00    244,385.25      244,385.25       0.00       0.00
                        A4         23,900,000.00    6.150000%             0.00    122,487.50      122,487.50       0.00       0.00
                        A5         56,200,000.00    5.960000%             0.00    279,126.67      279,126.67       0.00       0.00
                        AIO       559,373,149.64    3.683054%             0.00  1,716,839.86    1,716,839.86       0.00       0.00
Residual                AR                  0.00    5.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         28,350,000.00    6.180000%             0.00    146,002.50      146,002.50       0.00       0.00
                        M2          6,300,000.00    6.695000%             0.00     35,148.75       35,148.75       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        559,373,149.64     -           25,536,731.11  3,519,007.88   29,055,738.99     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        237,942,152.66              0.00
                                A2A        60,644,265.87              0.00
                                A2B        70,600,000.00              0.00
                                A3         49,900,000.00              0.00
                                A4         23,900,000.00              0.00
                                A5         56,200,000.00              0.00
                                AIO       533,836,418.53              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         28,350,000.00              0.00
                                M2          6,300,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        533,836,418.53     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/02


          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2002-S1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    260,994,420.70     1.960000% 126671PM2    70.984659      1.312674    732.693311
                           A2A    63,128,728.94     4.670000% 126671PS9    35.492330      3.509657    866.346655
                           A2B    70,600,000.00     5.151000% 126671PX8     0.000000      4.292500  1,000.000000
                           A3     49,900,000.00     5.877000% 126671PT7     0.000000      4.897500  1,000.000000
                           A4     23,900,000.00     6.150000% 126671PU4     0.000000      5.125000  1,000.000000
                           A5     56,200,000.00     5.960000% 126671PV2     0.000000      4.966667  1,000.000000
                           AIO   559,373,149.64     3.683054% 126671PW0     0.000000      2.725142    847.359260
Residual                   AR              0.00     5.000000% 126671PN0     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     28,350,000.00     6.180000% 126671PP5     0.000000      5.150000  1,000.000000
                           M2      6,300,000.00     6.695000% 126671PQ3     0.000000      5.579167  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     559,373,149.64       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                    Asset-Backed Securities, Series 2002-S1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       533,836,418.53   533,836,418.53
Loan count                  16860            16860
Avg loan rate           9.187701%             9.19
Prepay amount       24,634,165.53    24,634,165.53

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       212,528.22       212,528.22
Sub servicer fees      551,137.15       551,137.15
Trustee fees             4,195.30         4,195.30


Agg advances                  N/A              N/A
Adv this period         55,259.00        55,259.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               12,600,002.00    12,600,002.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.805566%           100.000000%            524,723,149.64
   -----------------------------------------------------------------------------
   Junior            6.194434%             0.000000%             34,650,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                         138                 4,659,816.00
60 to 89 days                          15                   660,474.00
90 or more                              7                   250,328.00
Foreclosure                             1                   149,478.00

Totals:                               161                 5,720,096.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           29,055,738.99         29,055,738.99
Principal remittance amount           25,536,731.11         25,536,731.11
Interest remittance amount             3,519,007.88          3,519,007.88